Exhibit 2

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

FINANCIAL STATEMENTS

DECEMBER 31, 2005

(Stated in US dollars)

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

CONTENTS

        PAGE(S)

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	1

BALANCE SHEET	2 – 3

STATEMENT OF OPERATIONS	4

STATEMENT OF STOCKHOLDERS’ EQUITY	5

STATEMENT OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7 – 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:  The Stockholder of

Beijing Unismobile Communication Technology Co., Ltd

We have audited the accompanying balance sheet of Beijing Unismobile Communication Technology Co., Ltd as of December 31, 2005 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Unismobile Communication Technology Co., Ltd as of December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Samuel H. Wong & Co. LLP

Certified Public Accountants

South San Francisco

California, USA

March 13, 2006

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

BALANCE SHEET
AS AT DECEMBER 31, 2005
(Stated in US Dollars)

		2005	2004
	Notes
ASSETS
Current assets
Cash and cash equivalents		$ 94,038	$ 139,498
Notes receivable		-	1,206,782
Accounts receivable		4,337,598	745,010
Inventories	3	299,097	29,785
Advances to suppliers		192,765	404,345
Prepaid expenses		-	29,594
Other receivables		947,741	985,351
Taxes prepayment		15,525	-

Total current assets		$ 5,886,764	$ 3,540,365
Plant and equipment, net	4	812,858	979,892

TOTAL ASSETS		$ 6,699,622	$ 4,520,257

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable		$ 282,346	$ 46,010
Receipt in advances		620,295	120,678
Accrued liabilities		85,741	108,704
Other payables		745,647	42,086
Taxes payable		-	65,000

Total current liabilities		$ 1,734,029	$ 382,478

TOTAL LIABILITIES		$ 1,734,029	$ 382,478

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

BALANCE SHEET (CONT’D)
AS AT DECEMBER 31, 2005
(Stated in US Dollars)

		2005	2004
	Notes
STOCKHOLDERS’ EQUITY
Common stock		$ 2,413,506	$ 2,413,506
Accumulated other comprehensive income		120,798	205
Retained earnings		2,431,289	1,724,068

		$ 4,965,593	$ 4,137,779

TOTAL LIABILITIES AND STOCKHOLDERS’
EQUITY		$ 6,699,622	$ 4,520,257

See notes to financial statements

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

		2005	2004
	Note

Net sales		$ 4,585,310	$ 3,663,566

Cost of sales		(1,353,613)	(915,730)

Gross profit		$ 3,231,697	$ 2,747,836

Selling and distributing costs		(146,875)	(159,635)
Administrative and other operating expenses		(244,941)	(303,309)

Income from operations		$ 2,839,881	$ 2,284,892

Interest (expenses)/income, net		(3,360)	4,539

Other income, net		216,539	67,813

Income before tax		$ 3,053,060	$ 2,357,244

Income tax	5	-	-

Net income		$ 3,053,060	$ 2,357,244

See notes to financial statements

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

			Accumulated
		Statutory	other
	Common	revenue	comprehensive	Retained
	stock	reserves	income	earnings	Total

Balance, January 1, 2004	$ 2,413,506	$ 166,009	$ 45	$ 664,035	$ 3,243,595
Net income	-	-	-	2,357,244	2,357,244
Dividends (note 7)	-	(166,009)	-	(1,297,211)	(1,463,220)
Foreign currency translation
adjustment	-	-	160	-	160

Balance, December 31, 2004	$ 2,413,506	$ -	$ 205	$ 1,724,068	$ 4,137,779

Balance, January 1, 2005	$ 2,413,506	$ -	$ 205	$ 1,724,068	$ 4,137,779
Net income	-	-	-	3,053,060	3,053,060
Dividends (note 7)	-	-	-	(2,345,839)	(2,345,839)
Foreign currency translation
adjustment	-	-	120,593	-	120,593

Balance, December 31, 2005	$ 2,413,506	$ -	$ 120,798	$ 2,431,289	$ 4,965,593

See notes to financial statements

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005
(Stated in US Dollars)

	2005	2004

Cash flows from operating activities
Net income	$ 3,053,060	$ 2,357,244
Decrease/(increase) in notes receivable	1,206,676	(1,206,676)
Increase in accounts receivable	(3,523,973)	(1,153,285)
Increase in inventories	(264,579)	(29,782)
Increase in prepayments and other receivables	312,319	(429,074)
Increase in accounts payable	231,869	47,743
Increase in accrued liabilities and other payables	1,061,379	228,274
Depreciation	459,073	229,070
Loss on disposal of fixed assets	968	81,501

Net cash inflows provided by operating activities	$ 2,536,792	$ 125,015

Cash flows from investing activities
Purchase of fixed assets	$ (279,256)	(1,118,214)
Sale proceeds of fixed assets	-	540,108

Net cash outflows used in investing activities	$ (279,256)	$ (578,106)

Cash flows from financing activities
Dividend paid	$ (2,345,839)	$ (1,463,220)

Net cash outflows applied to financing activities	$ (2,345,839)	$ (1,463,220)

Net decrease in cash and cash equivalents	$ (88,303)	$ (1,916,311)
Effect of foreign currency translation on cash and
cash equivalents	$ 42,843	$ (8,863)
Cash and cash equivalents - beginning of year	139,498	2,064,672

Cash and cash equivalents - end of year	$ 94,038	$ 139,498

Supplementary cash flow information
Interest received	$ -	$ 4,539
Interest paid	3,360	-

See notes to financial statements

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Beijing Unismobile Communication Technology Co., Ltd (the Company) was established in the People’s Republic of China (the PRC) as a limited company in September 11, 2002 with a registered capital of RMB20,000,000.  The registered capital was contributed as to approximately 33% by Netstar, approximately 18% by Tsinghua Unisplendour Communication (formerly known as Tsinghua Science Park) and approximately 49% by Techfaith Wireless.

The respective contributions by the initial equity holders to the registered capital of the Company and the percentage of their respective equity interests were as follows:

	Contribution to
	registered	% of equity
Registered holders	capital	holdings
	(RMB)	(approximately)

Netstar	6,600,000	33
Tsinghua Unisplendour Communication	3,600,000	18
Techfaith Wireless	9,800,000	49

	20,000,000	100

In July 2003 and September 2003, Netstar entered into two equity transfer agreements with Techfaith Wireless.  Pursuant to such equity transfer agreements, Netstar acquired from Techfaith Wireless its entire equity interests of the Company of approximately 18% at a consideration of RMB3,600,000 and approximately 31% at a consideration of RMB6,200,000.  As a result of the transfers, Techfaith Wireless ceased to have any interest in the Company.

In December 2004, Jian Li, Qingpeng Sun and Tsinghua Unisplendour Communication entered into an agreement pursuant to which Tsinghua Unisplendour Communication transferred approximately 10% and 8% respectively of the equity interests of the Company to Jian Li and Qingpeng Sun.

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

1.   ORGANIZATION AND PRINCIPAL ACTIVITIES (CONT’D)

In June, 2005, Netstar entered into an equity transfer agreement with Ge Song.  Pursuant to such equity transfer agreement, Ge Song acquired from Netstar its entire equity interests of the Company of approximately 82%.  As a result of the transfers, Netstar ceased to have any interest in the Company.

In August, 2005, Ge Song entered into two equity transfer agreement with Kunshan Tsinghua Edification Science and Technology Co., Ltd and Beijing Digital Power Co., Ltd.  Pursuant to such equity transfer agreements, Kunshan Tsinghua Edification Science and Technology Co., Ltd and Beijing Digital Power Co., Ltd acquired from Ge Song its entire equity interests of the Company of approximately 45% and 37% respectively.  As a result of the transfers, Ge Song ceased to have any interest in the Company.

In September, 2005, Jian Li and Qingpeng Sun entered into an equity transfer agreement with Beijing Digital Power Co., Ltd.  Pursuant to such equity transfer agreement, Beijing Digital Power Co., Ltd acquired from Jian Li and Qingpeng Sun their entire equity interests of the Company of approximately 10% and 8% respectively.  As a result of the transfers, Jian Li and Qingpeng ceased to have any interest in the Company.

Upon completion of the transfers, the respective contributions to the registered capital and percentage of equity interests of the equity holders of the Company were as follows:

	Contribution to
	registered	% of equity
Registered holders	capital	holdings
	(RMB)	(approximately)

Kunshan Tsinghua Edification
Science and Technology Co., Ltd	9,000,000	45
Beijing Digital Power Co., Ltd	11,000,000	55

	20,000,000	100

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

1.   ORGANIZATION AND PRINCIPAL ACTIVITIES (CONT’D)

On November 21, 2005, Next Giant International Limited (Next Giant), has been entering into an Acquisition Agreement with all of the shareholders of Company for the acquisition of 100% equity interest of the Company on November 21, 2005 in cash consideration.  The effect of Acquisition has changed the nature of business organization of the Company from being a domestic enterprise into a Wholly-Foreign Owned Enterprise.  The abovestated change requires certain filings be made with the governmental agencies in China.  However, since the entering into of the abovestated Acquisition Agreement, all shareholders of the Company have unconditionally vested their controlling power and all its rights and obligations as the stockholders of the Company by an Irrevocable Power of Attorney which has effectively passed the control of the Company to Next Giant.

The Company is principally engaging in the mobile phone handset design houses providing customized design to licensed manufacturers in the PRC, commenced mobile phone handset design business in September 2002 in Beijing.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representation of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in presentation of financial statements, which are complied on the accrual basis of accounting.

(b)

Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(c)

Use of estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery.  Actual results could differ from those estimates.

(d)

Cash and cash equivalents

The Company considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

(e)

Accounts receivable

The Company extends unsecured credit to customers in the normal course of business and does not accrue interest on trade accounts receivable.

During the reporting year, the Company had no bad debt experience and did not make any allowance for doubtful debts.

(f)

Inventories

Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out basis.

During the reporting year, the Company did not make any allowance for inventories.

(g)

Advances to suppliers

Advances to suppliers represent the cash paid in advance for purchasing raw materials.

(h)

Impairment of assets

The Company’s policy is to periodically review and evaluate whether there has been a permanent impairment in the value of long-lived assets.  Factors considered in the evaluation include current operating results, trends and anticipated undiscounted future cash flows.  An impairment loss is recognized to the extent that the sum of undiscounted estimated future cash flows that is expected to result from the use of the asset, or other measure of fair value, is less than the carrying value.

During the reporting year, there was no impairment loss.

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(i)

Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Machinery and equipment	5 years
Building improvements	2 years
Computer hardware and software	5 years
Furniture, fixtures and office equipment	5 years
Motor vehicles	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(j)

Foreign currency translation

The Company maintains its financial statements in the functional currency.  The functional currency of the Company is the Renminbi (RMB).  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates.  Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

	2005	2004

Year end RMB : US$ exchange rate	8.0734	8.2865
Average RMB : US$ exchange rate	8.2033	8.2872

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(k)

Revenue recognition

Revenues are recognized upon shipment of product, at which time title of goods has been transferred to the buyer.

(l)

Financial instruments

The carrying amounts of all financial instruments approximate fair value.  The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value due to the short-term nature of these items.  The carrying amounts of borrowings approximate the fair value based on the Company’s expected borrowing rate for debt with similar remaining maturities and comparable risk.

(m)

Income tax

The Company uses the asset and liability method of accounting for income taxes whereby deferred taxes are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the year in which the differences are expected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

In accordance with the relevant tax laws and regulations of the PRC, the corporation income tax rate is 33%. However, also in accordance with the relevant taxation laws in the PRC, from the time that a company has its first profitable tax year, a high technology company is exempt from corporate income tax for its first three years and is then entitled to a 50% tax reduction for the succeeding three years. The Company’s first profitable tax year was 2005. The Company will be levied at the 33% tax rate in 2009. As such, the Company’s income tax expense for 2004 and 2005 was nil.

(n)

Advertising

The Company expenses all advertising costs as incurred.

(o)

Concentration of credit risk

Concentration of credit risk is limited to accounts receivable and is subject to the financial conditions of major customers.  The Company does not require collateral or other security to support accounts receivable.  The Company conducts periodic reviews of its clients’ financial condition and customers’ payment practices to minimize collection risk on accounts receivable.

(p)

Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit expenses for 2005 and 2004 are $75,952 and $19,799, respectively and are included in general and administrative expenses.

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(q)

Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(r)

Recent accounting pronouncements

In May 2005, the FASB issued a SFAS 154, “Accounting Changes and Error Corrections” to replace APB Opinion No. 20, “Accounting Changes” and SFAS 3, “Reporting Accounting Changes in Interim Financial Statements” requiring retrospective application to prior periods financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change.  When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement.  When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable.  The effective date for this statement is for accounting changes and corrections of errors made in fiscal year beginning after December 15, 2005.

In February 2006, the FASB issued a SFAS 155, “Accounting for Certain Hybrid Financial Instruments” to amend FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation and eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.  This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.

The Company does not anticipate that the adoption of these two standards will have a material impact on these financial statements.

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

3.

INVENTORIES

	2005	2004

Raw materials for mobile phone handsets	$ 299,097	$ 29,785

4.

PLANT AND EQUIPMENT

Plant and equipment consist of the following as of December 31:

	2005	2004

At cost
Machinery and equipment	$ 674,110	$ 627,789
Building improvements	198,173	193,077
Computer hardware and software	343,757	115,911
Furniture, fixtures and office equipment	175,395	164,641
Motor vehicles	62,181	60,582

	$ 1,453,616	$ 1,162,000

Less: Accumulated depreciation
Machinery and equipment	$ 172,201	$ 59,353
Building improvements	172,714	71,734
Computer hardware and software	252,408	22,464
Furniture, fixtures and office equipment	39,165	20,136
Motor vehicles	4,270	8,421

	$ 640,758	$ 182,108

	$ 812,858	$ 979,892

Depreciation expense for the years ended 2005 and 2004 was $459,073 and $229,070, respectively.

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

5.

INCOME TAX

In accordance with the relevant tax laws and regulations of the PRC, the corporation income tax rate is 33%. However, in accordance with the relevant taxation laws in the PRC, from the time that a company has its first profitable tax year, a high technology company is exempted from corporate income tax for its first three years and is then entitled to a 50% tax reduction for the succeeding three years. The Company’s first profitable year for income tax purposes was 2005, therefore, the Company’s income tax expense for 2005 and 2004 was nil. There was no loss carry forwards for future utilization at December 31, 2005.

The following table accounts for the differences between the actual tax provision and the amounts obtained by applying the applicable PRC corporation income tax rate of 33.3% to income before tax for the year ended December 31, 2005.

	2005	2004

Income before tax	$ 3,053,060	$ 2,357,244

Provision for income taxes at PRC income tax rate	$ 1,007,510	$ 777,891
Income not subject to taxation	(1,007,510)	(777,891)

Income tax	$ -	$ -

6.

COMMITMENTS UNDER OPERATING LEASES

At December 31, 2005, the Group had future aggregate minimum lease payments under non-cancellable operating leases as follows:

	2005	2004

Land and buildings
Not later than one year	$ 69,845	$ 167,628
Later than one year and not later than five years	-	69,845

	$ 69,845	$ 237,473

BEIJING UNISMOBILE COMMUNICATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Stated in US Dollars)

7.

DIVIDENDS

	2005	2004

Interim, paid, of RMB0.96 (2004: nil)
per contribution to registered capital	$ 2,345,839	$ -

Nil (2004: Final, proposed, of RMB0.61 per
contribution to registered capital	-	1,297,211

	$ 2,345,839	$ 1,297,211

At a meeting held on December 6, 2005, the director declared an interim dividend of RMB0.9622 per contribution to registered capital, totaling RMB19,243,600.

8.

APPROVAL OF ACCOUNTS

The accounts were approved by the board of directors on March 13, 2006.